SUPPLEMENT TO THE PROSPECTUS OF
NORTHBROOK VARIABLE ANNUITY ACCOUNT II
DATED OCTOBER 20, 1995

The following two sentences replace the disclosure in the last two sentences of Does the Contract pay any guaranteed death benefits? on page 6 of your prospectus and the first two sentences in the second paragraph in the Death Benefits Prior to the Payout Start Date section on page 18 of your prospectus:


If the Enhanced Death Benefit option is selected, it will apply 1) at the death of the Owner, or 2) at the death of the Annuitant if the sole Owner is not a natural person. It does not apply to the death of the Annuitant, if different from the Owner, if the Owner is a natural person.

December 19, 1995             40144